UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2018

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation or Organization)		No.)

700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.                                        Other Events.

Cash Tender Offers

On November 8, 2018, PepsiCo, Inc. (“PepsiCo”) issued an advisory press release announcing the availability on its corporate website of information relating to the final results of its previously announced cash tender offers (the “Cash Tender Offers”) for certain outstanding notes issued by predecessors to a PepsiCo subsidiary (“Metro Notes”) and certain outstanding notes issued by PepsiCo. A copy of the advisory press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein, and a copy of the information posted to PepsiCo’s corporate website relating to the final results of the Cash Tender Offers is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Exchange Offers

On November 8, 2018, PepsiCo issued an advisory press release announcing the availability on its corporate website of information relating to the final results of its previously announced offers to exchange Metro Notes for New PepsiCo Notes (as defined below) (the “Exchange Offers”). A copy of the advisory press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein, and a copy of the information posted to PepsiCo’s corporate website relating to the final results of the Exchange Offers is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

New PepsiCo Notes Issued in Exchange for Metro Notes

On November 8, 2018, in connection with the Exchange Offers referred to above and described in Exhibit 99.4 hereto, PepsiCo accepted Metro Notes in exchange for the following newly issued notes of PepsiCo:

(i)                                     $88,230,000 principal amount of PepsiCo’s 7.29% Senior Notes due 2026, Series A (the “7.29% Senior Notes due 2026”), the form of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein;

(ii)                                  $21,000,000 principal amount of PepsiCo’s 7.44% Senior Notes due 2026, Series A (the “7.44% Senior Notes due 2026”), the form of which is attached hereto as Exhibit 4.2 and is incorporated by reference herein;

(iii)                               $515,587,000 principal amount of PepsiCo’s 7.00% Senior Notes due 2029, Series A (the “7.00% Senior Notes due 2029”), the form of which is attached hereto as Exhibit 4.3 and is incorporated by reference herein; and

(iv)                              $106,837,000 principal amount of PepsiCo’s 5.50% Senior Notes due 2035, Series A (the “5.50% Senior Notes due 2035,” and together with the 7.29% Senior Notes due 2026, 7.44% Senior Notes due 2026 and 7.00% Senior Notes due 2029, the “New PepsiCo Notes”), the form of which is attached hereto as Exhibit 4.4 and is incorporated by reference herein.

The New PepsiCo Notes will be issued pursuant to the indenture (the “2007 Indenture”), dated as of May 21, 2007, between PepsiCo and The Bank of New York Mellon, as trustee, a copy of which is incorporated by reference herein as Exhibit 4.5 hereto.

The New PepsiCo Notes have not been registered under the Securities Act of 1933 or any state securities laws. Therefore, the New PepsiCo Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and any applicable state securities laws.

In connection with the Exchange Offers referred to above and described in Exhibit 99.4 hereto, PepsiCo has agreed to enter into a registration rights agreement (the “Registration Rights Agreement”), the form of which is attached hereto as Exhibit 4.6 and is incorporated by reference herein, to use commercially reasonable efforts to (i) file a registration statement with respect to a registered offer to exchange the New PepsiCo Notes for a new series of notes (the “Exchange Notes”) having terms identical in all material respects to the New PepsiCo Notes being exchanged, except that the Exchange Notes will not contain transfer restrictions and (ii) cause the registration statement with respect to the Exchange Notes to be declared effective within 365 days after the date the New PepsiCo Notes are issued.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of 7.29% Senior Note due 2026, Series A

4.2	Form of 7.44% Senior Note due 2026, Series A

4.3	Form of 7.00% Senior Note due 2029, Series A

4.4	Form of 5.50% Senior Note due 2035, Series A

4.5

2007 Indenture (incorporated herein by reference to Exhibit 4.3 to PepsiCo, Inc.’s Registration Statement on Form S-3ASR (Registration No. 333-154314) filed with the Securities and Exchange Commission on October 15, 2008)

4.6	Form of Registration Rights Agreement

99.1	Press release of PepsiCo dated November 8, 2018 entitled “PepsiCo Announces Final Results for Cash Tender Offers for Certain Outstanding Notes.”

99.2	Information posted to PepsiCo’s corporate website relating to the final results of the Cash Tender Offers.

99.3	Press release of PepsiCo dated November 8, 2018 entitled “PepsiCo Announces Final Results for Offers to Exchange Certain Outstanding Notes for New Notes.”

99.4	Information posted to PepsiCo’s corporate website relating to the final results of the Exchange Offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2018	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary